SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14 (c) of the Securities Exchange Act of 1934 (Amendment No. )

Check the appropriate box:

[ ]  Preliminary Information Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)
     (2))
[X]  Definitive Information Statement

                      SunAmerica Style Select Series, Inc.
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         1)  Title of each class of securities to which transaction applies:

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         2)  Aggregate number of securities to which transaction applies:

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         3)  Per  unit  price  or other  underlying  value  of  transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         4)  Proposed maximum aggregate value of transaction:

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         [ ] Fee paid previously with preliminary materials.

         [ ] Check box if any part of the fee is offset as  provided by Exchange
             Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date
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         1)  Amount Previously Paid:

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         4)  Date Filed:

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SUNAMERICA ASSET MANAGEMENT CORP.
The SunAmerica Center
733 Third Avenue
New York, NY 10017
212.551.5969
800.858.8850

                                                                       [Logo]


March 20, 2000


Dear Shareholders:

The enclosed information statement is being provided to shareholders of the Focus Portfolio of SunAmerica Style Select Series, Inc. as a result of a change in subadviser of the Portfolio. On January 18, 2000, the Board of Directors approved the replacement of Bramwell Capital Management, Inc. as investment manager for the Focus Portfolio. Accordingly, the Board of Directors approved the engagement of Fred Alger Management, Inc. ("Alger"), to serve as an investment manager effective January 19, 2000. Thus, Alger joins Jennison Associates LLC ("Jennison") and Marsico Capital Management, LLC ("Marsico") in each managing approximately one-third of the Focus Portfolio.

In addition, this information statement details a change in subadviser with respect to the Large-Cap Value Portfolio of SunAmerica Style Select Series, Inc. On January 18, 2000, the Board of Directors approved the replacement of David L. Babson & Co. as investment manager for the Large-Cap Value Portfolio and the engagement of Thornburg Investment Management, Inc., ("Thornburg") to serve as an investment manager effective February 1, 2000. Thus, Thornburg joins Davis Selected Advisers, L.P. ("Davis") and Wellington Management Company, LLP ("Wellington"), in each managing approximately one-third of the Large-Cap Value Portfolio.

We are optimistic that the above-referenced Portfolios will continue to benefit under the management of their respective subadvisers.

As a matter of regulatory compliance, we are sending you this information statement which describes the management structure of the Portfolios, the ownership of Alger and Thornburg, and the terms of the Subadvisory Agreements with Fred Alger Management, Inc. and Thornburg Investment Management, Inc. which the Directors have approved.

Please feel free to call your financial adviser or to call us at (800) 858-8850, extension 5125 should you have any questions on the enclosed information statement. We thank you for your continued interest in the SunAmerica Style Select Series, Inc. Portfolios.

                                                        Sincerely,

                                                        /s/ Peter A. Harbeck
                                                        --------------------
                                                            Peter A. Harbeck
                                                            President

                      SUNAMERICA STYLE SELECT SERIES, INC.
                                 FOCUS PORTFOLIO
                            LARGE-CAP VALUE PORTFOLIO
                              THE SUNAMERICA CENTER
                                733 THIRD AVENUE
                            NEW YORK, NEW YORK 10017
                          -----------------------------
                              INFORMATION STATEMENT
                          -----------------------------

         This information statement is being provided to the shareholders of the Focus Portfolio ("Focus") and Large-Cap Value Portfolio ("Large-Cap Value") of SunAmerica Style Select Series, Inc. ("Style Select" or the "Corporation") in lieu of a proxy statement, pursuant to the terms of an exemptive order Style Select has received from the Securities and Exchange Commission which permits SunAmerica Asset Management Corp. ("SunAmerica") to hire new subadvisers and to make changes to existing subadvisory contracts with the approval of the Board of Directors, (the "Directors"), but without obtaining shareholder approval. This information statement is being furnished by the Directors of the Corporation.

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US
                                    A PROXY.

         This information statement will be mailed on or about March 20, 2000. Copies of the most recent annual and semi-annual reports are available without charge. Copies of such reports may be obtained by writing to SunAmerica, at The SunAmerica Center, 733 Third Avenue, New York, New York 10017, or by calling
(800) 858-8850, extension 5125.

PURPOSE OF THE INFORMATION STATEMENT

         First, on January 18, 2000, the Directors approved a Subadvisory Agreement between SunAmerica, the investment adviser and manager, and Alger, the subadviser, with respect to a component of Focus. As of January 19, 2000, Alger replaced Bramwell as investment manager of Focus. Second, on January 18, 2000, the Directors approved a Subadvisory Agreement between SunAmerica, the investment adviser and manager, and Thornburg, the subadviser, with respect to a component of Large-Cap Value. As of February 1, 2000, Thornburg replaced Babson as investment manager of Large-Cap Value.

THE CORPORATION

         The Focus Portfolio and the Large-Cap Value Portfolio are each an investment series of Style Select, a Maryland corporation. The Corporation initially entered into an Investment Advisory Agreement (the "Advisory Agreement") with SunAmerica on September 17, 1996 and entered into a new Advisory Agreement with SunAmerica dated January 1, 1999, as amended from time to time. SunAmerica selects the subadvisers for and/or manages the investments of the Portfolios of Style Select, provides various administrative services and supervises the Portfolios' daily business affairs, subject to general review by the Directors. The Advisory Agreement authorizes SunAmerica to retain the subadvisers for the Portfolios or portions thereof for which it does not manage the assets. SunAmerica selects the subadvisers it believes will provide the Portfolios with the highest quality investment services, while obtaining, within the Portfolios' overall investment objective, a distinct investment style. SunAmerica monitors the activities of the subadviser and, from time to time, will recommend the replacement of a subadviser on the basis of investment performance, style drift or other consideration.

         The subadvisers to Style Select act pursuant to agreements with SunAmerica. Their duties include furnishing continuing advice and recommendations to the relevant portion of their respective Portfolios regarding securities to be purchased and sold. The subadviser is independent of SunAmerica and discharges its responsibilities subject to the oversight and supervision of SunAmerica, which pays the subadviser's fees. The Portfolio does not pay fees directly to the subadviser. However, in accordance with procedures adopted by the Directors, a subadviser may effect portfolio transactions through an affiliated broker-dealer, acting as agent not as principal, and receive brokerage commissions in connection therewith as permitted by Section 17(e) of the 1940 Act, as amended, the rules thereunder and other applicable securities laws.

INFORMATION ABOUT THE FOCUS PORTFOLIO

         The Focus Portfolio seeks long-term growth of capital primarily through investment in equity securities. SunAmerica generally allocates investments in Focus to its three subadvisers, Jennison, Marsico and Alger. Each Subadviser will manage a portion of Focus' assets and generally invest in the ten securities that represent its favorite stock-picking ideas. Each Subadviser may emphasize different stock-picking styles and may invest in stocks with a range of market capitalizations. Under normal circumstances, Focus intends to be substantially or fully invested in equity securities, including common stocks and other securities with characteristics of common stocks. Each Subadviser will actively manage its portion of Focus and will continuously review its stock picks.

INFORMATION ABOUT THE LARGE-CAP VALUE PORTFOLIO

         The Large-Cap Value Portfolio seeks long-term growth of capital by using a value strategy in investing primarily in equity securities of large-cap companies. The investment objective and techniques of Large-Cap Value will remain identical to what they had been prior to the change in subadviser. As such, Davis, Thornburg and Wellington will each manage approximately one third of its assets and each will actively manage its portion of Large-Cap Value and continuously review its stock picks.

THE SUBADVISORY AGREEMENTS

         Pursuant to the Subadvisory Agreement with SunAmerica on behalf of Focus (the "Previous Agreement"), Bramwell served as a subadviser since its commencement of operations, June 8, 1998. At a meeting held on January 18, 2000, the Directors, including a majority of the Directors who are not interested persons of Focus or SunAmerica, approved SunAmerica's recommendation to replace Bramwell. Accordingly, the Directors approved a Subadvisory Agreement (the "New Agreement") with Alger, which became effective January 19, 2000. Pursuant to the Subadvisory Agreement with SunAmerica on behalf of Large-Cap Value (the "Previous Agreement"), Babson served as a subadviser since its commencement of operations, October 15, 1997. At a meeting held on January 18, 2000, the Directors, including a majority of the Directors who are not interested persons of Large-Cap Value or SunAmerica, approved SunAmerica's recommendation to replace Babson. Accordingly, the Directors approved a Subadvisory Agreement (the "New Agreement") with Thornburg, which became effective February 1, 2000. SunAmerica recommended Alger and Thornburg in the ordinary course of its ongoing evaluation of subadviser performance and investment strategy and after extensive research and qualitative and quantitative analysis of numerous candidate firms and their organizational structure, investment process and style, and long-term performance record.

         Under the Advisory Agreement, the annual rates of the investment advisory fees payable to

SunAmerica for each of the relevant Portfolios are as follows: 0.85% of Assets for Focus and 1.00% of Assets for Large-Cap Value. The term "Assets" means the average daily net assets of the respective Portfolios. This fee is accrued daily and paid monthly, and may be higher than those charged to other mutual funds. For the fiscal year ended October 31, 1999, SunAmerica paid fees to the Subadvisers, equal to the aggregate annual rate, as follows: 0.40% of Assets for Focus and 0.43% of Assets for Large-Cap Value. The fees retained by SunAmerica for each of the relevant Portfolios are as follows: 0.45% for Focus, or $1,624,686 and 0.57% for Large-Cap Value, or $314,558.

         The New Agreements between Alger and SunAmerica, on behalf of Focus, and Thornburg and SunAmerica, on behalf of Large-Cap Value, are substantially similar in form and in substance to the Previous Agreements, in that they (i) provide for the Subadviser to manage the portion of the relevant portfolio allocated to it on a discretionary basis, (ii) provide for the Adviser to compensate the Subadviser for its services, (iii) authorize the Subadviser to select the brokers or dealers to effect portfolio transactions for the Portfolio, and (iv) require the Subadviser to comply with the Portfolio's investment policies and restrictions and with applicable law. The New Agreements and change in subadvisers will not result in any increase in fees to shareholders. A form of the Subadvisory Agreement is attached to this information statement as Exhibit A.

INFORMATION ABOUT ALGER

         Alger is a New York corporation wholly owned by its principals and located at One World Trade Center, New York, New York 10048. As of December 31, 1999, Alger had approximately $17.4 billion in assets under management.

         Alger believes that superior investment returns are produced by purchasing rapidly growing companies. It believes that these companies fall into two categories. High unit volume growth companies offer goods or services to a rapidly expanding marketplace and include both established and emerging firms, offering new or improved products, or firms that fulfill an increased demand for an existing line. Positive life cycle change companies are those that experience a major change which is expected to produce advantageous results. These changes may be new management, products or technologies, restructuring or reorganization, or merger and acquisition.

         Alger's internal research process consists of original, in-depth research conducted by analysts who cover specific groups of stocks and industries. Detailed computer models are constructed to forecast financial variables such as revenues, profit margins, cash flow, and earnings per share of over 1,400 companies. Alger's "bottom-up" approach to stock selection places primary emphasis on individual security selection. Sell decisions are also based on intensive staff research. Typical reasons to sell are a perceived shortfall in the fundamentals of the stock or the stock reaching valuation limits. A sell decision may also be triggered by the volume of more appealing investment opportunities supplied by Alger's research staff.

         The names and principal occupations of the Directors and Principal Executive Officers of Alger are set forth below:

NAME                     POSITION                   ADDRESS

Frederick Alger          Chairman                   One World Trade Center
                                                    New York, NY 10048

David Alger              President                  One World Trade Center
                                                    New York, NY 10048

Gregory S. Duch          Executive                  One World Trade Center
                         Vice President             New York, NY 10048

INFORMATION ABOUT THORNBURG

         Thornburg is a privately held investment management company located at 119 East Marcy Street, Santa Fe, New Mexico. As of December 31, 1999, Thornburg managed approximately $2.7 billion in assets.

         Thornburg pursues long-term capital appreciation by adhering to a disciplined bottom-up, value approach. Thornburg's value approach to investing is best defined as buying what is safe and cheap, with a primary emphasis on safe. With respect to equities, an issuer must have an exceptionally strong financial position, as measured by an absence of liabilities and ownership of high quality assets, to be considered safe. Moreover, the company must be reasonably well managed and engage in a business which Thornburg understands. Thornburg deems bonds as safe to invest in only if they are protected by strong covenants, so that in the event of a money default, the Fund has a reasonably good prospect of recovering at least its cost. Thornburg strives to pay no more than 50% of what it believes a common stock would be worth were the company to become a takeover candidate or a private business. Bonds must have a yield to maturity of at least 500 basis points more than performing credits of comparable quality in order to be considered cheap.

         Thornburg's value approach to investing is based on stringent "bottom-up" analysis. Thornburg seeks to limit investment risk by learning as much as it can about a company and its securities before it invests. As long-term buy and hold investors, Thornburg's analytical approach concentrates on understanding the business of an individual issuer and all but ignores stock market trends and predictions. The buy and hold approach ensures very low turnover. This helps to minimize the tax liability due to realized capital gains.

         The names and principal occupations of the Directors and Principal Executive Officers of Thornburg are set forth below:

NAME                         POSITION               ADDRESS

Garrett H. Thornburg, Jr.    Chairman, Treasurer    119 E. Marcy Street
                             and Director           Suite 202
                                                    Santa Fe, NM 87501


BOARD OF DIRECTORS' CONSIDERATION

         In approving the Subadvisory Agreements described hereto, the Directors, at an in-person meeting held on January 18, 2000, considered certain factors, including (i) the nature and quality of the services expected to be rendered by Alger and Thornburg, including the credentials and investment experience of each of its officers and employees; (ii) Alger's and Thornburg's investment approach and management style, which is expected to compliment the other investment managers of their respective Portfolios; (iii) the structure of Alger and Thornburg and their ability to provide services, based on both their financial conditions as well as their performance records; (iv) a favorable comparison of each of Alger's and Thornburg's subadvisory fee with those of other advisers; (v) the fact that the terms of the New Agreements are substantially similar in form and substance to the Previous Agreements; and (vi) indirect costs and benefits of providing such subadvisory services. The Directors determined that, with respect to Focus and Large-Cap Value, the change in subadvisers and the subadvisory fees were reasonable, fair and in the best interests of the shareholders.

ADDITIONAL INFORMATION

         SunAmerica Capital Services, Inc. (the "Distributor") serves as distributor of the shares of each Portfolio of the Corporation. Both SunAmerica and the Distributor are located at The SunAmerica Center, 733 Third Avenue, New York, New York 10017.

         The Corporation is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be considered for inclusion in the proxy statement for the next meeting of shareholders must be submitted at a reasonable time before the proxy statement is mailed. Whether a proposal submitted will be included in the proxy statement will be determined in accordance with applicable state and federal law.



                                                   By Order of the Directors,

                                                   /s/ Robert M. Zakem
                                                   -------------------
                                                       Robert M. Zakem
                                                       Secretary
Dated:   March 20, 2000

                                                                       EXHIBIT A

                                    [FORM OF]

                              SUBADVISORY AGREEMENT


          This  SUBADVISORY  AGREEMENT is dated as of __________,  2000,  by and
between   SUNAMERICA  ASSET  MANAGEMENT  CORP.,  a  Delaware   corporation  (the
"Adviser"), and______________________________ (the "Subadviser").

                                   WITNESSETH:

     WHEREAS, the Adviser and SunAmerica Style Select Series, Inc., a Maryland corporation (the "Corporation"), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, (the "Advisory Agreement") pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Corporation; and

     WHEREAS, the Corporation is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and may issue shares of common stock, par value $.0001 per share, in separately designated series representing separate funds with their own investment objectives, policies and purposes; and

     WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

     WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to each investment series of the Corporation listed on Schedule A attached hereto (each, a "Portfolio"), and the Subadviser is willing to furnish such services;

     NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

     1. DUTIES OF THE SUBADVISER. The Adviser hereby engages the services of the Subadviser in furtherance of its Investment Advisory and Management Agreement with the Corporation. Pursuant to this Subadvisory Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of a portion of the assets of each Portfolio listed on Schedule A attached hereto. The Subadviser will determine in its discretion and subject to the oversight and review of the Adviser, the securities to be purchased or sold, will provide the Adviser with records concerning its activities which the Adviser or the Corporation is required to maintain, and will render regular reports to the Adviser and to officers and Directors of the Corporation concerning its discharge of the foregoing responsibilities. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Directors of the Corporation and in compliance with such policies as the Directors of the Corporation may from time to time establish and communicate to the Subadviser, and in compliance with (a) the objectives, policies, and limitations for the Portfolio set forth in the Corporation's current prospectus and statement of additional information as provided to the Subadviser, and (b) applicable laws and regulations.

          The Subadviser represents and warrants to the Adviser that the portion of each Portfolio set forth in Schedule A managed by it will at all times be operated and managed in compliance with all applicable federal and state laws governing its operations and investments. Without limiting the foregoing and subject to Section 9(c) hereof, the Subadviser represents and warrants (1) that the management of the assets of a Portfolio managed by it will be designed to achieve qualification by each Portfolio to be treated as a "regulated investment company" under subchapter M, chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code"), and (2) compliance with (a) the provisions of the Act and rules adopted thereunder that relate to the investment of Portfolio assets, including depositing those assets in custody with institutions designated by the Corporation; and (b) applicable federal and state securities and commodities laws (other than state securities laws relating to the amount of Portfolio shares that may be sold in a particular state); provided that for purposes of
Section 17(a), (d) and (e), Subadviser shall effect compliance only in relation to affiliated persons identified to it by the Adviser and its own affiliates. The Subadviser further represents and warrants that only with respect to any statements or omissions made in any Registration Statement for shares of the Corporation, or any amendment or supplements thereto, made in reliance upon and in conformity with information furnished by the Subadviser expressly for use therein, such Registration Statement and any amendments or supplements thereto will, when they become effective, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Commission thereunder (the "1933 Act") and the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

          The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

     2. PORTFOLIO TRANSACTIONS. The Subadviser is responsible for decisions to buy or sell securities and other investments for each Portfolio, selection of broker-dealers and futures commission merchants, and negotiation of brokerage commission and futures commission merchants' rates. As a general matter, in executing Portfolio transactions, the Subadviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Subadviser's best judgement, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Subadviser shall consider all relevant factors including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the broker-dealer's or futures commission merchant's risk in positioning a block of securities. Subject to such policies as the Directors may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser's having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser's overall responsibilities with respect to such Portfolio and to other clients as to which the Subadviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Corporation and its respective affiliates, as broker-dealers or futures commission merchants to effect Portfolio transactions in securities and other investments for a Portfolio. The Subadviser will promptly communicate to the Adviser and to the officers and the Directors of the Corporation such information relating to Portfolio transactions as they may reasonably request. To the extent consistent with applicable law, the Subadviser may aggregate purchase or sell orders for the Portfolio with contemporaneous purchase or sell orders of other clients of the Subadviser or its affiliated persons. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser determines to be equitable and consistent with its and its affiliates' fiduciary obligations to the Portfolio and to such other clients. The Adviser hereby acknowledges that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances.

     3. COMPENSATION OF THE SUBADVISER. The Subadviser shall not be entitled to receive any payment from the Corporation and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay to the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to the portion of the assets managed by the Subadviser for each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month (i.e., the applicable annual fee rate divided by 365 applied to each prior day's net assets of each Portfolio in order to calculate the daily accrual). If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated.

     4. OTHER SERVICES. At the request of the Corporation or the Adviser, the Subadviser in its discretion may make available to the Corporation, office facilities, equipment, personnel and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Subadviser and billed to the Corporation or the Adviser at the Subadviser's cost.

     5. REPORTS. The Corporation, the Adviser and the Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Corporation as each may reasonably request.

     6. STATUS OF THE SUBADVISER. The services of the Subadviser to the Adviser and the Corporation are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Corporation in any way or otherwise be deemed an agent of the Corporation.

     7. CERTAIN RECORDS. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Act, all records relating to the investments for the portion of Portfolio managed by the Subadviser that are required to be maintained by the Corporation pursuant to the requirements of Rule 31a-1 of that Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Act which are prepared or maintained by the Subadviser on behalf of the Corporation are the property of the Corporation and will be surrendered promptly to the Corporation or the Adviser on request.

          The Subadviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Corporation's auditors, the Corporation or any representative of the Corporation, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Corporation.

     8. REFERENCE TO THE SUBADVISER. The Corporation or the Adviser or any affiliate or agent thereof shall have the right to make reference to or use the name of the Subadviser or any of its affiliates in any advertising or promotional materials unless the Subadviser, by written notice withholds such right, however the right shall not be unreasonably withheld.

     9. LIABILITY OF THE SUBADVISER. (a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("Disabling Conduct") hereunder on the part of the Subadviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) the Subadviser shall not be subject to liability to the Adviser, its officers, directors, agents, employees, controlling persons or shareholders or to the Corporation or to any shareholder of the Corporation for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such Disabling Conduct, the Adviser shall indemnify the Subadviser (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) (collectively, the "Indemnified Parties") from any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising from the Subadviser's providing services under this Agreement.

          (b) The Subadviser agrees to indemnify and hold harmless the Adviser and its affiliates and each of its directors and officers and each person, if any, who controls the Adviser within the meaning of Section 15 of the 1933 Act against any and all losses, claims, damages, liabilities or litigation
(including reasonable legal and other expenses), to which the Adviser or its affiliates or such directors, officers or controlling person may become subject under the 1933 Act, under other statutes, at common law or otherwise, which may be based upon breach of this Agreement by the Subadviser; provided, however, that in no case is the Subadviser's indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of his, her or its obligations and duties under this Agreement.

          (c) The Subadviser shall not be liable to the Adviser its officers, directors, agents, employees, controlling persons or shareholders or to the Corporation or its shareholders for (i) any acts of the Adviser or any other subadviser to the Portfolio with respect to the portion of the assets of a Portfolio not managed by Subadviser and (ii) acts of the Subadviser which result from or are based upon acts of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by Adviser or any other subadviser to a Portfolio, which records are not also maintained by the Subadviser or, to the extent such records relate to the portion of the assets managed by the Subadviser, otherwise available to the Subadviser upon reasonable request. The Adviser agrees that Subadviser shall manage the portion of the assets of a Portfolio allocated to it as if it was a separate operating portfolio and shall comply with subsections
(a) and (b) of Section I of this Subadvisory Agreement (including, but not limited to, the investment objectives, policies and restrictions applicable to a Portfolio and qualifications of a Portfolio as a regulated investment company under the Code) only with respect to the portion of assets of a Portfolio allocated to Subadviser. The Adviser shall indemnify the Indemnified Parties from any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising from the conduct of the Adviser, the Corporation and any other subadviser with respect to the portion of a Portfolio's assets not allocated to Subadviser and with respect to any other portfolio of the Corporation.

     10. PERMISSIBLE INTERESTS. Directors and agents of the Corporation are or may be interested in the Subadviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Subadviser are or may be interested in the Corporation as Directors, or otherwise; and the Subadviser (or any successor) is or may be interested in the Corporation in some manner.

     11. TERM OF THE AGREEMENT. This Agreement shall continue in full force and effect with respect to each Portfolio until two years from the date hereof, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Directors of the Corporation who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Directors of the Corporation or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Corporation.

          With respect to each Portfolio, this Agreement may be terminated at any time, without payment of a penalty by the Portfolio or the Corporation, by vote of a majority of the Directors, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, voting separately from any other series of the Corporation, or by the Adviser, on not less than 30 nor more than 60 days' written notice to the Subadviser. With respect to each Portfolio, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on 90 days' written notice to the Adviser and the Corporation. The termination of this Agreement with respect to any Portfolio or the addition of any Portfolio to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Portfolio subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act).

          This Agreement will also terminate in the event that the Advisory Agreement by and between the Corporation and the Adviser is terminated.

     12. SEVERABILITY. This Agreement constitutes the entire Agreement between the parties hereto. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     13. SURVIVAL. Section 9 and the right to receive amounts due under Section 3 shall survive termination of this Agreement.

     14. AMENDMENTS. This Agreement may be amended by mutual consent in writing, but the consent of the Corporation must be obtained in conformity with the requirements of the Act.

     15. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

     16. SEPARATE SERIES. Pursuant to the provisions of the Articles of Incorporation and the General Laws of the State of Maryland, each Portfolio is a separate series of the Corporation, and all debts, liabilities, obligations and expenses of a particular Portfolio shall be enforceable only against the assets of that Portfolio and not against the assets of any other Portfolio or of the Corporation as a whole.

     17. NOTICES. All notices shall be in writing and deemed properly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

     Subadviser:   Name of Subadviser
                   Address
                   Attention:


     Adviser:      SunAmerica Asset Management Corp.
                   The SunAmerica Center
                   733 Third Avenue, Third Floor
                   New York, NY 10017-3204
                   Attention: Robert M. Zakem
                              Senior Vice President and
                              General Counsel

     IN  WITNESS  WHEREOF,   the  parties  have  caused  their  respective  duly
authorized officers to execute this Agreement as of the date first above written.


                                            SUNAMERICA ASSET MANAGEMENT CORP.



                                            By:
                                               ---------------------------------
                                                 Name:  Peter A. Harbeck
                                                 Title:  President



                                            SUBADVISER



                                            By:
                                               ---------------------------------
                                                 Name:
                                                 Title: